Exhibit 15(e)

                        PLAN OF DISTRIBUTION AND SERVICE
                             PURSUANT TO RULE 12b-1

                                   SCHEDULE A

          Series                                               Annual Fee
          ------                                               ----------

Conseco 20 Fund
         Class A                                                  0.50%
         Class B                                                  1.00%
         Class C                                                  1.00%
         Class S                                                  0.25%

Conseco High Yield Fund
         Class A                                                  0.50%
         Class B                                                  1.00%
         Class C                                                  1.00%
         Class S                                                  0.25%

Conseco International Fund
         Class A                                                  0.50%
         Class B                                                  1.00%
         Class C                                                  1.00%
         Class S                                                  0.25%

Conseco Equity Fund
         Class B                                                  1.00%
         Class C                                                  1.00%
         Class S                                                  0.25%

Conseco Balanced Fund
         Class B                                                  1.00%
         Class C                                                  1.00%
         Class S                                                  0.25%

Conseco Fixed Income Fund
         Class B                                                  1.00%
         Class C                                                  1.00%
         Class S                                                  0.25%


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        Series                                                 Annual Fee
        ------                                                 ----------

Conseco Convertible Securities Fund
         Class A                                                  0.50%
         Class B                                                  1.00%
         Class C                                                  1.00%